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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 1, 2001

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                       COLORADO BUSINESS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


Colorado                              000-24445              84-0826324
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File No.)              Identification No.)


                                 821 17th Street
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                                 (303) 293-2265
              (Registrant's telephone number, including area code)



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Item 5.       Other Events.

              On March 1, 2001, Colorado Business Bankshares, Inc. ("CoBiz") acquired all of the issued and outstanding capital stock of Milek Insurance
Services, Inc. ("Milek"). The shareholders of Milek received 44,763 shares of
CoBiz common stock, valued at $780,000, as consideration for the acquisition.
Immediately after the transaction, the shareholders of Milek owned 0.66% of the issued and outstanding common stock of CoBiz.

              The acquisition of the shares of Milek did not constitute the acquisition of a significant amount of assets for CoBiz and accordingly is not reportable under Item 2 of Form 8-K.

              On March 6, 2001, CoBiz issued a press release announcing the acquisition of Milek, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

              (c)     Exhibits

              99      Press release issued by CoBiz on March 6, 2001.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COLORADO BUSINESS BANKSHARES, INC.

Date:  March 8, 2001                         By:  /s/ Richard J. Dalton
                                             -----------------------------------
                                             Richard J. Dalton
                                             Executive Vice President and
                                             and Chief Financial Officer




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                               INDEX TO EXHIBITS

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

EXHIBIT
NUMBER         DESCRIPTION
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
 (c)           Exhibits

 99            Press release issued by CoBiz on March 6, 2001.